UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2018

Black Creek Industrial REIT IV Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-200594	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
518 Seventeenth Street, 17th Floor
Denver, CO 80202
(Address of principal executive offices)
(303) 228-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.    Other Events.
Status of Investments in Real Estate
As of October 2, 2018, Black Creek Industrial REIT IV Inc. (the "Company") owned and managed a real estate portfolio that included properties with an aggregate total purchase price of approximately $150.2 million, comprised of seven industrial buildings totaling 1.3 million square feet located in four markets throughout the U.S., with 10 customers, and was 98.6% leased with a weighted-average remaining lease term (based on square feet) of 6.1 years.
In addition, the Company has entered into contracts to acquire approximately $74.5 million of properties comprised of three industrial buildings totaling 0.7 million square feet with four customers. Assuming that the Company completes these acquisitions under contract, the Company's real estate portfolio will include properties with an aggregate purchase price of approximately $224.7 million, comprised of 10 industrial buildings totaling 2.0 million square feet with 14 customers and to be 99.1% leased with a weighted-average remaining lease term (based on square feet) of 5.7 years. The leased rate reflects the square footage with a paying customer in place, as well as additional square footage with leases in place that have not yet commenced. There is no assurance that the Company will complete the acquisition of the properties under contract.
Forward-Looking Statement
This Current Report on Form 8-K contains forward-looking statements (such as those concerning the remaining lease terms and the potential acquisitions under contract) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with the Company’s customers' ability to continue to comply with the terms of their leases, the completion of the acquisitions under contract, and those risks set forth in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

October 5, 2018	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Managing Director, Chief Financial Officer